                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):   May 25, 2000
                                                 ------------------



                                Forefront, Inc.
            (Exact name of registrant as specified in its charter)



         Nevada                   0-25389                98-0199128
         ------                   -------                ----------
     (State or other            (Commission          (I.R.S. Employer
     jurisdiction               File Number)        Identification No.)
     of incorporation)



                540 N. Tamiami Trail
                 Sarasota, Florida                      34236
     ------------------------------------------     -------------
     (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code:    (941) 954-1144
                                                   ---------------------

Item 2.   Acquisition or Disposition of Assets

     On May 25, 2000, the shareholders of Web Partners, Inc. (hereinafter "Web Partners") and Forefront Technologies, Inc. (hereinafter "Forefront Technologies") approved an Agreement and Plan of Merger merging Web Partners with and into Forefront Technologies, a wholly owned subsidiary of Forefront, Inc. (hereinafter "Forefront" and formerly "Anyox Resources Inc."). Upon the effective date of the merger, Web Partners ceased to exist and all of its assets and liabilities became those of Forefront Technologies.

     The merger transaction is the culmination of a plan put in place on March 5, 2000, to have Forefront acquire the business of Web Partners. The overall plan called for each stockholder of Web Partners to receive two (2) shares of Forefront stock for each one (1) share of Web Partners stock that they own. In order

     1.   to provide Web Partners with access to capital beginning in March,
     2.   to comply with securities laws and
     3.   to achieve favorable tax treatment

the overall plan was broken into two major steps. In the first step, which closed on March 15, 2000, Mark Gray and Wyly Wade each exchanged 1,000,000 of their Web Partners shares for 2,000,000 Forefront shares. Because it then owned 57% of Web Partners, Forefront (then known as Anyox Resources Inc.) began advancing cash to Web Partners under a promissory note so that Web Partners could continue to operate. The second step in the overall plan was the merger, which is intended

     1. to result in the business of Web Partners being wholly-owned by Forefront, and
     2. to provide the remaining Web Partners stockholders other than Forefront with two (2) shares of Forefront stock for each one (1) share of Web Partners stock that they own.

     The merger transaction was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D. As a result, the Forefront shares are "restricted securities" subject to Rule 144 of the Securities Act of 1933.

     Following the merger, the three major stockholder groups own approximately the following numbers of shares:


          Early stockholders in Anyox Resources         6,000,000
          March 2000 private placement stockholders     6,000,000
          Former Web Partners stockholders              7,800,000
                                                       ----------
                                                       19,800,000
                                                       ==========

     In addition, existing Web Partners stock options were converted into approximately 1,600,000 Forefront stock options, subject to the Forefront stock option plan, but on the same basic economic terms and conditions as the existing Web Partners stock options. Forefront also will be able to grant approximately an additional 14,000,000 stock options to its directors, executive officers, employees and consultants over the next two years at a minimum exercise price of $6.00 per share. Forefront's ability to grant some of the additional options depends on its success in achieving revenue milestones. Web Partners also has non-employee option and warrant holders that can convert their options and warrants into approximately 175,000 shares. Forefront intends to offer these Web Partners option and warrant holders the right to exchange their existing options and warrants for Forefront warrants on the same basic economic terms and conditions (and on the same 2-for-1 basis that applies to the transaction generally) as the existing Web Partners options and warrants.

     Finally, the overall transaction has been structured to provide favorable tax treatment as a tax-free reorganization.

     For a detailed description of Web Partners' business, see the Anyox Resources Inc. Form 8-K, dated March 15, 2000 and filed on March 30, 2000.

                              Terms of the Merger

     Web Partners was merged with and into Forefront Technologies pursuant to Chapter 607 of the Florida Statutes and Chapters 78 and 92A of the Nevada Revised Statutes, as amended, and in accordance with the terms and conditions of the Agreement and Plan of Merger. A majority of the shares entitled to vote of record for each of the corporations voted in favor of the merger. Therefore, upon execution by the surviving entity of the Articles of Merger and filing of the Articles of Merger with the Secretaries of State of the States of Florida and Nevada, the merger became effective (the "Effective Time of the merger"). The Articles of Merger were filed with each respective Secretary of State on June 2, 2000.

     The Board of Directors of Web Partners approved the merger transaction by resolution on May 5, 2000. The Boards of Directors of Forefront and Forefront Technologies approved the merger transaction by resolution on April 19, 2000. Pursuant to Nevada Revised Statutes 94A.130, no shareholder vote was necessary for approval of the merger by Forefront.

     Certificate of Incorporation and Bylaws
     ---------------------------------------

     The Amended and Restated Articles of Incorporation and Bylaws of Forefront Technologies remained the Articles of Incorporation and Bylaws of the surviving entity. As part of the merger transaction, the name of the subsidiary changed from Web Partners of Nevada, Inc. to Forefront Technologies, Inc.

     Officers and Directors
     ----------------------

     The executive officers and directors of Forefront Technologies in office at the Effective Time of the merger remained those of Forefront Technologies.

     Purpose of Merger
     -----------------

     The main purpose of the merger is to provide stockholders of Web Partners with a liquid market for their shares and to transfer the remaining interest in Web Partners to Forefront's control.

     Conversion of Shares
     --------------------

     The mechanics of the merger consists of an exchange of all existing common shares of Web Partners for common shares of Forefront. All stockholders of Web Partners received two (2) shares of common stock of Forefront for every one (1) outstanding share of common stock of Web Partners. In the aggregate, 6,947,254 shares of common stock of Forefront was issued to stockholders of Web Partners. Each stockholder of Web Partners had to surrender their current share certificates in Web Partners in exchange for common share certificates in Forefront. By so doing, each stockholder of Web Partners took all the rights incident to their current shares and turn them in for rights incident to the new common shares.

     Amendment to the Agreement and Plan of Merger
     ---------------------------------------------

     The Agreement and Plan of Merger may not be amended or supplemented after having been approved by the stockholders of Web Partners except by a vote or consent of stockholders of Web Partners in accordance with applicable law.

     Effects of the Merger
     ---------------------

     The exchange of shares of outstanding common stock of Web Partners for common stock of Forefront doubles the number of shares of common stock held by Web Partners' stockholders. In addition, the liquidity and market value of the Forefront common stock is greater than the common stock of Web Partners. More importantly, Web Partners' stockholders received restricted shares subject to a holding period of at least one year pursuant to Rule 144 of the Securities Exchange Act of 1934.


Item 7.   Financial Statements, Pro Forma Information and Exhibits

     Financial Statements
     --------------------

     Accompanying this Form 8-K are the financial statements of Web Partners required by Regulation S-B, Item 310(c).

                 Index to Financial Statements of Web Partners

Report of Independent Auditors, dated October 29, 1999..................................................................   F-1

Balance Sheets as of January 31, 2000 (unaudited) and October 25, 1999..................................................   F-2

Income Statements for the three months ended January 31, 2000 (unaudited) and the period
ended October 25, 1999......................................................................   F-4

Statements of Cash Flows for the three months ended January 31, 2000 (unaudited) and the
period ended October 25, 1999...............................................................   F-6

Statement of Stockholders Equity for the period ended October 25, 1999......................   F-8

Notes to Financial Statements (unaudited as to periods after October 25, 1999)..............   F-10


     Pro Forma Financial Information
     -------------------------------

     Accompanying this Form 8-K are the pro forma financial statements required by Regulation S-B, Item 310(d).

                    Index to Pro Forma Financial Statements

Pro Forma Balance Sheet as of March 31, 2000 (unaudited)....................................   F-32

Pro Forma Income Statements for the nine months ended March 31, 2000 and the year ended
June 30, 1999 (unaudited)...................................................................   F-33


     Exhibits
     --------

     2    Agreement and Plan of Merger


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREFRONT, INC.

Dated: June 8, 2000


By:       /s/ Santu Rohatgi
     ------------------------------
Name: Santu Rohatgi
Title: President

  [LETTERHEAD OF CHRISTOPHER, SMITH, LEONARD, BRISTOW, STANELL & WELLS, P.A.]

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Web Partners, Inc.

We have audited the accompanying balance sheet of Web Partners, Inc. (a development stage enterprise) at October 25, 1999 and the related statements of operations, stockholders' equity, and cash flows for the year ended October 25, 1999 and for the period from September 11, 1998 (inception) to October 25, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Web Partners, Inc. (a development stage enterprise) as of October 25, 1999, and the results of its operations and its cash flows for the year ended October 25, 1999 and for the period from September 11, 1998 (inception) to October 25, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company has suffered losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                       /s/ Christopher, Smith, Leonard,
                                           Bristow, Stanell & Wells, P.A.

                                       CHRISTOPHER, SMITH, LEONARD,
                                       BRISTOW, STANELL & WELLS, P.A.

October 29, 1999

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                               JANUARY 31, 2000
                                  (UNAUDITED)

                                        Assets
Current Assets
       Cash                                                                                          $ 18,985
       Prepaid expenses                                                                                12,891
       Employee advances                                                                                   50
       Shareholder receivable                                                                          24,267
       Other receivable                                                                                   127
                                                                                          --------------------
            Total current assets                                                                       56,319

Property and Equipment
       Furniture and fixtures                                                                          20,013
       Office equipment                                                                                12,424
       Computer equipment                                                                             116,182
       Software                                                                                        13,599
       Leasehold improvements                                                                          26,539
       Accumulated depreciation and amortization                                                      (14,760)
                                                                                          --------------------
            Total property and equipment                                                              173,998

Other Assets
       Deposits                                                                                         5,667
       Capitalized software cost less accumulated amortization of $18,591                             255,750
       Patent rights less accumulated amortization of $11,940                                          44,121
                                                                                          --------------------
            Total other assets                                                                        305,538

       Total Assets                                                                                 $ 535,854
                                                                                          ====================


                          Liabilities and Stockholders' Equity
Current Liabilities
       Accounts payable                                                                             $ 516,306
       Accrued liabilities                                                                            111,938
       Notes payable                                                                                  205,000
                                                                                          --------------------
            Total liabilities                                                                         833,244

Stockholders' Equity
       Preferred stock, $.005 par value, 3,000,000 shares authorized; 66,665
           issued and outstanding                                                                         333
       Class A - Common stock, $.005 par value, 2,000,000 shares authorized;
           1,000,000 issued and outstanding                                                             5,000
       Class B - Common stock, $.005 par value, 5,000,000 shares authorized;
           1,917,487 issued and outstanding                                                             9,587
       Additional paid in capital                                                                     953,144
       Deficit accumulated during the development stage                                            (1,265,454)
                                                                                          --------------------
            Total stockholders' equity                                                               (297,390)

       Total liabilities and stockholders' equity                                                   $ 535,854
                                                                                          ====================

--------------------------------------------------------------------------------
             The accompanying notes are an integral part of these
                   internally prepared financial statements.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                               OCTOBER 25, 1999
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

                                   ASSETS
Current Assets
  Cash                                                                $ 166,055
  Prepaid expenses - CyberQuest - Note 6                                 54,000
  Employee advances                                                      22,500
  Shareholder receivable - Note 6                                         3,143
  Accrued interest receivable                                            20,000
                                                                      ---------
    Total current assets                                              $ 266,043

Property and Equipment - Note 1
  Office equipment                                                          924
  Computer equipment                                                     69,113
  Software                                                               13,265
  Accumulated depreciation                                               (2,926)
                                                                      ---------
    Total property and equipment                                         80,376

Other Assets - Note 1
  Deposits                                                                1,000
  Capitalized software costs less accumulated amortization of $2,772     34,016
  Patent rights, less accumulated amortization of $3,957                 13,937
  Loan costs, less accumulated amortization of $767                       7,937
                                                                      ---------
    Total other assets                                                   56,186
                                                                      ---------

  TOTAL ASSETS                                                        $ 402,605
                                                                      =========

                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts payable                                                    $ 155,282
  Accrued liabilities                                                     1,685
  Stock subscription liability - Note 3                                 165,000
  Notes payable - Note 3                                                175,000
                                                                      ---------
    Total current liabilities                                           496,967

Long-term debt - Note 3                                                 100,000

Commitments and contingencies - Note 2

Stockholders' equity - Note 3
  Preferred stock, $.005 par value, 3,000,000 shares authorized;
    -0- issued and outstanding                                              -0-
  Class A - Common stock, $.005 par value, 2,000,000 shares
    authorized; issued and outstanding 1,000,000                          5,000
  Class B - Common stock, $.005 par value, 5,000,000 shares
    authorized; 1,000,000 issued and outstanding                          5,000
  Additional paid-in capital                                            446,850
  Deficit accumulated during the development stage                     (651,212)
                                                                      ---------
    Total stockholders' equity (deficit)                               (194,362)
                                                                      ---------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $ 402,605
                                                                      =========

  The accompanying notes are in integral part of these financial statements.

                                WEB PARTNERS, INC.
                           (A DEVELOPMENT STAGE COMPANY)
                              STATEMENT OF OPERATIONS
                     FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

Costs and Expenses
       Amortization                                                                           $ 23,922
       Accounting and auditing expense                                                             307
       Advertising and promotion                                                               115,198
       Auto expenses                                                                               408
       Bank charges                                                                                244
       Charitable contributions                                                                    145
       Computer support                                                                          2,000
       Conferences and seminars                                                                  1,600
       Depreciation                                                                             10,948
       Dues and subscriptions                                                                      640
       Employee benefit programs                                                                 6,359
       Gifts expense                                                                             1,411
       Interest                                                                                  5,445
       Internet service provider expense                                                         6,774
       Leased employees                                                                        101,939
       Legal and professional                                                                    8,697
       Licenses                                                                                     25
       Maintenance expense                                                                         993
       Management information systems expense                                                    7,344
       Merit bonus                                                                              74,114
       Moving expense                                                                            8,731
       Office expense                                                                            3,026
       Postage expense                                                                           5,846
       Recruiting expense                                                                       26,731
       Rent or lease expense                                                                    39,228
       Research and development                                                                117,794
       SBO bonus                                                                                12,822
       Security expense                                                                             97
       Signing bonus                                                                            12,500
       Telephone                                                                                 5,267
       Temporary wages                                                                          10,532
       Travel and meals                                                                         20,701
       Utilities expense                                                                         2,210
       Overhead allocation                                                                     (18,914)
                                                                                    -------------------
            Total costs and expenses                                                           615,087
                                                                                    -------------------
Operating loss                                                                                (615,087)
Interest income                                                                                    845
                                                                                    -------------------

Net Loss                                                                                    $ (614,242)
                                                                                    ===================

Basic loss per share                                                                             $0.18
Shares used in basic per share computation                                                   3,452,961
Diluted loss per share                                                                           $0.15
Shares used in diluted per share computation                                                 3,991,782


--------------------------------------------------------------------------------
             The accompanying notes are an integral part of these
                   internally prepared financial statements.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                           STATEMENTS OF OPERATIONS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------


COSTS AND EXPENSES
  Amortization                                                  $      7,496
  Advertising and promotion                                          154,801
  Auto expenses                                                          167
  Bank charges                                                           540
  Computer support                                                       750
  Depreciation                                                         2,926
  Interest                                                             1,685
  Legal and professional                                              35,085
  Licenses                                                               907
  Office expense                                                       7,219
  Research and development                                           419,542
  Telephone                                                            1,302
  Travel and meals                                                    19,252
                                                                ------------
    Total costs and expenses                                         651,672
                                                                ------------
  Operating (loss)                                                  (651,672)
  Interest income                                                       460
                                                                ------------

NET LOSS                                                        $   (651,212)
                                                                ============

Basic loss per share                                            $      (1.31)
                                                                ============
Shares used in basic per share
  computation                                                        489,630
                                                                ============
Diluted loss per share                                          $      (1.25)
                                                                ============
Shares used in diluted per share
  computation                                                        519,831
                                                                ============

  The accompanying notes are an integral part of these financial statements.

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                           STATEMENTS OF CASH FLOWS
                   FROM OCTOBER 26, 1999 to JANUARY 31, 2000
                                  (UNAUDITED)

Cash Flows From Operating Activities
        Net loss                                                                                        $ (914,242)
Adjustment to reconcile net loss to net cash used in operating activities:
        Depreciation and amortization                                                                       34,870
              Changes in operating assets and liabilities:
                    Decrease in prepaid expenses                                                            63,609
                    Decrease in employee receivable                                                          3,093
                    Increase in shareholder receivable                                                      (4,267)
                    Decrease in other receivable                                                               218
                    Increase in deposits                                                                    (4,667)
                    Increase in accounts payable                                                           361,024
                    Increase in accrued liabilities                                                        110,253
                                                                                                        ----------
              Net cash used in operating activities                                                       (350,109)

Cash Flows from Investing Activities
        Capital expenditures                                                                              (105,456)
        Intangible asset expenditures                                                                     (267,721)
                                                                                                        ----------
              Net cash used in investing activities                                                       (373,177)

Cash Flows from Financing Activities
        Proceeds from notes payable                                                                        105,000
        Proceeds from equity investors net of issue costs                                                  652,216
        Accounts payable converted to capital                                                               (6,000)
        Debt converted to capital                                                                         (175,000)
                                                                                                        ----------
              Net cash provided by financing activities                                                    576,216

Net Decrease in cash                                                                                      (147,070)

Cash - beginning of period                                                                                 166,055
                                                                                                        ----------

Cash - end of period                                                                                      $ 18,985
                                                                                                        ==========

--------------------------------------------------------------------------------
             The accompanying notes are an integral part of these
                   internally prepared financial statements.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                           STATEMENTS OF CASH FLOWS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                      $    (651,212)
  Adjustment to reconcile net loss to
    net cash used in operating activities                              10,422
  Depreciation and amortization
    Changes in operating assets and
      liabilities
        Increase in prepaid expenses                                  (76,500)
        Increase in employee receivable                                (3,143)
        Increase in shareholder receivable                            (20,000)
        Increase in interest receivable                                  (345)
        Increase in deposits                                           (1,000)
        Increase in accounts payable                                  155,282
        Increase in accrued liabilities                                 1,685
                                                                -------------

        Net cash (used) in operating activities                      (584,811)

CASH FLOWS FROM INVESTING ACTIVITIES
  Capital expenditures                                                (83,302)
  Intangible asset expenditures                                       (62,682)
                                                                -------------

    Net cash used in investing activities                            (145,984)

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable                                         175,000
  Proceeds from long-term debt                                        100,000
  Proceeds from equity investors net of issue costs                   446,850
  Proceeds from stock subscription                                    165,000
  Issuance of common stock                                             10,000
                                                                -------------

    Net cash provided by financing activities                         896,850
                                                                -------------

NET INCREASE IN CASH                                                  166,055

Cash - beginning of period                                                -0-
                                                                -------------

CASH - END OF PERIOD                                            $     166,055
                                                                =============

SUPPLEMENTAL INFORMATION
------------------------

  Cash paid for interest                                        $         -0-
                                                                =============
  Cash period for income taxes                                  $         -0-
                                                                =============

  The accompanying notes are in integral part of these financial statements.

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF STOCKHOLDERS' EQUITY
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

                                                                                                             Deficit
                                                                                                           Accumulated
                                                               Capital Stock              Additional       During the
                                                        -----------------------------       Paid In        Development
                                                           Shares         Amount            Capital           Phase
                                                        --------------------------------------------------------------
Balance - October 25, 1999                                   2,000,000        10,000        446,850          (651,212)

Preferred Stock
       issued in connection with bridge loan conversion         66,665           333              -                 -

Class A - Common Stock                                               -             -              -                 -

Class B - Common Stock
       issued in private placement                             640,826         3,203              -                 -
       issued in payment of fees                                 4,000            20
       issued in conversion of debt                            213,333         1,067
       issued per escrow agreement                               8,000            40
       issued per stock option agreements                       51,328           257

Additional paid-in-capital, net of offering cost                     -             -        506,294                 -

Net loss -
       Three months ended January 31, 2000                           -             -              -          (614,242)
                                                        --------------------------------------------------------------
Balance - January 31, 2000                                   2,984,152        14,920        953,144        (1,265,454)
                                                        ==============================================================

--------------------------------------------------------------------------------
             The accompanying notes are an integral part of these
                   internally prepared financial statements.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF STOCKHOLDERS' EQUITY
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

                                                                    DEFICIT
                                                                   ACCUMULATED
                                     CAPITAL STOCK     ADDITIONAL  DURING THE
                                  -------------------    PAID IN    DEVELOPMENT
                                   SHARES     AMOUNT    CAPITAL       STAGE
                                  --------- --------- -----------  -----------
Balance - September 11, 1998            -0-       -0-         -0-          -0-

Class A - Common Stock
  issued in connection
  with technology rights          1,000,000     5,000         -0-          -0-

Class B - Common Stock
  issued in connection
  with technology rights          1,000,000     5,000         -0-          -0-

Additional paid-in-capital,
  net of offering costs                 -0-       -0-     466,850          -0-

Net loss -
  Year ended
  October 25, 1999                      -0-       -0-         -0-     (651,212)
                                  --------- --------- -----------  -----------
BALANCE - October 25, 1999        2,000,000  $ 10,000   $ 446,850   $ (651,212)
                                  ========= ========= ===========  ===========




--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES
         -----------------------------------------------

        The Company
        -----------

        Web Partners, Inc. (the "Company") is a development stage company formed in the State of Florida on September 11, 1998. This entity remained dormant until August, 1999. The Company is engaged in research and development of new web based technologies. The Company is in the process of filing for United States patent protection for a family of technologies which allow the rapid development of online, thirty second commercial spot advertisements, providing online advertisers with the first reliable audience delivery verification system. The Company's business is predominately based in the United States.

        The Company is in the development stage and its efforts through January 31, 2000 have been principally devoted to organizational activities, research and development of its technologies and raising capital. Management anticipates incurring substantial additional losses as it pursues its research and development efforts.

        The Company shares facilities and certain other resources with CyberQuest Group, Inc. Certain of CyberQuest Group, Inc.'s officers serve as officers of the Company and the Company obtains management and administrative support from CyberQuest Group, Inc.'s staff.

        The Company has raised capital through the form of a subscription agreement. The Company expects that the proceeds from this and any additional capital campaigns will enable it to fund its operations at least through the year 2000.

        Use of Estimates
        ----------------

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Despite management's best effort to establish good faith estimates, actual results may differ from these estimates.

        Advertising Costs
        -----------------

        The Company charges advertising costs to expense when the advertising takes place. Advertising expenses approximated $115,000 for the period ended January 31, 2000.

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
         -----------------------------------------------------------

        Depreciation and Amortization
        -----------------------------

        Depreciation is computed using the straight-line method over an estimated useful life of three years for computer equipment and computer software, and five years for office equipment.

        Amortization is computed using the straight-line method over the estimated useful lives of the assets, not to exceed 5 years.

        Capitalized Software
        --------------------

        The Company capitalized costs of materials and consultants, incurred in developing internal-use computer software once technological feasibility is attained. Technological feasibility is attained when software products reach Beta release. Costs incurred prior to the establishment of technological feasibility are charged to product development expense.

        The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized software development costs require considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future revenues, estimated economic life and changes in software and hardware technologies.

        Upon the general release of the software product to customers, capitalization ceases and such costs are amortized (using the straight-line method) on a product by product basis over the estimated life which is generally three years.

        All research and development expenditures are charged to research and development expense in the period incurred.

        Capitalized software costs and accumulated amortization as of January 31, 2000 and related software amortization expense for the period then ended was as follows:

            Capitalized software                        $274,342
            Accumulated amortization                     (18,591)
                                                        --------
                                                        $255,751
                                                        ========
            Amortization expense                        $ 15,819
                                                        ========

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
         -----------------------------------------------------------

        Intangible Assets
        -----------------

        The Company, in an agreement dated July 27, 1999, received the right to use certain proprietary technology(s) systems methodologies and/or combination of elements which may be deemed patentable ("Patent Rights") for a period of one year. These patent rights were exchanged for common stock totaling $10,000 (see Note 3). The capitalized patent rights and accumulated amortization at January 31, 2000 and related amortization expense for the period then ended was as follows:

            Patent Rights:
              From exchange agreement           $10,000
              Patent expenses                    46,061
                                                -------
                                                 56,061
            Accumulated amortization             11,940
                                                -------
                                                 44,121
            Amortization expense                $ 7,983
                                                =======

        Revenue Recognition
        -------------------

        The Company will contract with customers for providing online, thirty second commercial spot advertisements. Revenues are generally recognized when a fixed period license agreement has been signed, the software product has been developed, there are no uncertainties surrounding product acceptance, the fees are fixed and determinable, and collection is considered probable. For customer license agreements, which meet these recognition criteria, the portion of the fees related to software licenses will generally be recognized in the current period, while the portion of the fees related to services is recognized as the services are performed. However, for the period ending January 31, 2000, the Company had not entered into any contracts for the sale or use of its products.

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
         -----------------------------------------------------------

        Per Share Data
        --------------

        In February 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings Per Share ("SFAS 128"), requiring public companies to exclude the dilutive effect of stock options in calculating basic earnings per share. Basic income per share as required under SFAS 128 is computed using the weighted average number of common shares outstanding during the period. Diluted income per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period. Common equivalent shares consist of the shares issuable upon the exercise of stock options (using the treasury stock method). The following table sets forth the computation of basic and diluted income per share for the period ended January 31, 2000:

            Numerator:
              Net Loss                                      $ (614,242)
            Denominator:
              Denominator for basic income per share -
                weighted average shares                      2,592,848
              Stock options                                    366,370
              Convertible debt                                  94,696
                                                            ----------
              Denominator for diluted income per share -
                adjusted weighted average shares and
                assumed exercises                            3,422,511
            Basic loss per share                            $    (0.20)
                                                            ==========
            Diluted loss per share                          $    (0.18)
                                                            ==========

        Newly Effective Accounting Standards
        ------------------------------------

        Statement of Position ("SOP") 97-2, "Software Revenue Recognition", SOP 98-4, "Deferral of the Effective Date of a Provision of SOP 97-2, Software Revenue Recognition" and SOP 98-9, "Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions", were issued in October 1997, March 1998, and December 1998, respectively and address software revenue recognition matters primarily from a conceptual level and do not include specific implementation guidance.

        These standards supersede SOP 91-1 and, in part, are effective for transactions entered into for fiscal years beginning after December 15, 1997. Based on it's reading and interpretation of SOPs 97-2 and 98-4, the Company believes it is currently in compliance with the standards. Complying with SOP 98-9 or additional detailed implementation guidance, once issued, could lead to unanticipated changes in the Company's current revenue accounting practices, and such changes could adversely impact the Company's ability to recognize revenue consistent with its current practice.

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 25, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
         -----------------------------------------------------------

        Newly Effective Accounting Standards - Continued
        ------------------------------------------------

        This new standard is not effective until the year 2000. Web Partners, Inc. has not fully assessed its ability to comply with SOP 98-9 using current contracting and business practices. However, Web Partners, Inc. believes that SOP 98-9 will not significantly effect its reporting of revenues.

        Risks and Concentrations
        ------------------------

        Financial instruments which potentially subject the Company to concentrations of credit risk are cash and cash equivalents. As of the balance sheet date of January 31, 2000, the cash balances were not in excess of insured amounts. The financial institution has a strong credit rating and management believes that credit risk related to these deposits is minimal. During the year, the Company has monies held in various bank accounts. Funds in these accounts could exceed insurable limits during the course of the year.

        Until December 12, 1999, the Company had incurred the majority of its research and development, marketing and promotional activities from CyberQuest Group, Inc., a related party (NOTE 6). Until that date, the Company's concentration for such services had been critical to the operations of Web Partners, Inc. From December 13, 1999 to January 31, 2000 Web Partners, Inc. has not used the services of CyberQuest Group, Inc.

NOTE 2 -  COMMITMENTS AND CONTINGENCIES
          -----------------------------

        The Company is not aware of any legal disputes and proceedings arising from the ordinary course of general business activities. However, depending on the amount and the timing, an unfavorable resolution of some unreported matters could materially affect the Company's future results of operations or cash flows in a particular period.

        Acquisitions
        ------------

        In an agreement dated August 9, 1999, the Company has entered into an acquisition agreement with 547341 BC Ltd. (Newco.). Newco will acquire 30% of the issued and outstanding Class B common stock of the Company in exchange for $3,000,000 or a pro-rata amount not to exceed 30%. In circumstances where Newco acquires less than all of the issued and outstanding shares of the Company, the number of

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 2 - COMMITMENTS AND CONTINGENCIES - CONTINUED
         -----------------------------------------

        Acquisitions - Continued
        ------------------------

        acquisition shares shall be adjusted accordingly, provided that in any event Newco will not complete the acquisition of the Company unless persons holding at least 90% of the shares of the Company shall have entered into the Share Exchange Agreement or otherwise consented to the proposed reorganization of the Company.

        Pursuant to the August 9, 1999 agreement, and management representations, it is acknowledged and agreed that it is a condition precedent to the completion of the Share Exchange Agreement that Newco shall have forwarded as either a loan or in the form of securing equity investors, or both, to the Company certain monies. Such monies, if advanced as a loan are to be considered an interest free loan secured by a first charge over the assets of the Company. Should the Share Exchange Agreement terminate, these monies are due within two years of termination. Newco retains the right to convert any outstanding loans for the pro-rata earned equity of the Company. As of January 31, 2000, Newco converted a $100,000 loan to equity at $0.75 per share. Newco has also secured and advanced equity investors funds of $650,000 in compliance with this agreement.

        This Agreement shall terminate and be of no further force and effect in circumstances where the Closing has not taken place as of February 15, 2000 or if Newco has failed to meet the funding obligations as outlined above. Said Closing deadline may be extended by mutual agreement for additional periods. The exception that the obligation of the Company to repay any monies advanced to it will remain in effect.

NOTE 3 - CAPITALIZATION
         --------------

        The Company has been initially capitalized from the exchange of certain proprietary technology(s), systems, methodologies and/or combination of elements which may be deemed patentable (Patent Rights) from Mark Gray and Wyle Wade in an agreement dated July 27, 1999. Mark Gray was issued 1,000,000 shares Class A common stock with a par value of $5,000 and Wyle Wade was issued 1,000,000 shares Class B common stock, par value $5,000. The purchase price was determined without independent appraisal.

        The Company has also been capitalized from funding raised through the subscription of the Company's Class B Common Stock totaling $956,000. Costs of the subscription approximated $70,636 and are treated as a reduction of additional paid-in capital.

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 3 - CAPITALIZATION - CONTINUED
         --------------------------

        Notes Payable - Continued
        -------------------------

        Preferred Stock
        ---------------

        The Company has authorized the issuance of 3,000,000 shares of Preferred Stock, par value $0.005 per share. The Board of Directors of the Company has broad discretion to create one or more series of preferred stock and to determine the rights, preferences and privileges of any such series. This stock has a preference in involuntary liquidation compared to all other classes of common stock. At January 31, 2000, 66,665 shares of preferred stock have been issued in connection with a debt conversion.

        Notes Payable
        -------------

        Notes payable at January 31, 2000 consisted of the following:

        The Company has issued $100,000 of notes payable dated October 21, 1999 which carry no interest, payable 180 days after receipt of funds. These notes are convertible by the holder to the following:

            1. At any time prior to maturity, the holder can convert to shares of preferred stock at $1.50 per share and common stock warrants exercisable twelve months after maturity of the debt at a price of $1.50 per warrant; or

            2. At maturity, the holder can convert to principal in cash plus common stock warrants, exercisable twelve months after the debt matures, at a price of $1.50 per warrant.

        In addition, the Company issued notes as follows to a major shareholder at 10% interest payable in 30 days:

                January 7, 2000    $ 30,000
                January 14, 2000     20,000
                January 21, 2000     30,000
                January 27, 2000     25,000
                                   --------
                                   $105,000
                                   --------

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 3 - CAPITALIZATION - CONTINUED
         --------------------------

        Notes Payable - Continued
        -------------------------

        The table below summarizes the Company's outstanding preferred stock options and common stock warrants, and the options and warrants currently exercisable at January 31, 2000. This presentation represents the more dilutive of the two options available to the holders.

                                            TOTAL        OPTIONS
                                         OUTSTANDING    CURRENTLY
        PREFERRED STOCK OPTIONS            OPTIONS     EXERCISABLE
        -----------------------          -----------   -----------
        Balance October 25, 1999            66,665        66,665
        Options exercised by debt
          conversion                       (66,665)      (66,665)
                                           -------       -------
        Balance January 31, 2000               -0-           -0-

        The option price for preferred stock is $1.50 per share. No market value has been established and there are no assurances that a market will be established.

                                            TOTAL        OPTIONS
                                         OUTSTANDING    CURRENTLY
        COMMON STOCK WARRANTS              OPTIONS     EXERCISABLE
        ---------------------            -----------   -----------
        Balance October 25, 1999            66,665          -0-
        Grants - Common Stock                  -0-          -0-
                                            ------          ---
        Balance January 31, 2000            66,665          -0-

        These warrants are exercisable twelve months after maturity of the debt at a price of $1.50 per warrant. At January 31, 2000, no options were forfeited or exercised.

NOTE 5 - RESEARCH AND DEVELOPMENT ACTIVITIES
         -----------------------------------

        The Company has incurred research and development costs through January 31, 2000 totaling $117,794. These charges represent costs associated with the ongoing development of its E-Commerce applications.

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 5 - RELATED PARTY TRANSACTIONS
         --------------------------

        The Company has loaned two shareholders two note agreements for $5,000 each, for a total of $10,000 per shareholder. The first set of notes are dated August 5,1999 and the second set are dated August 27, 1999. All four notes bear annual interest at 9% per year and each note is due 12 months from the note agreement dates. At January 31, 2000, interest income was $630 and interest receivable was $975. The notes carry a provision that upon the performance of certain agreed upon accomplishments, the notes become earned income to the individual. As of the date of this report, the specific accomplishments have not been identified for purpose of the agreements.

        The Company has entered into an agreement with CyberQuest Group, Inc., a related party, for certain professional services related to the development of the Company's technologies. The companies are related through common ownership and control. Costs incurred under this agreement at January 31, 2000 approximated $142,861, and at the balance sheet date, the Company has outstanding accounts payable to CyberQuest Group, Inc. of $202,865. The agreement was terminated effective December 12, 1999. Further, pursuant to the agreement, CyberQuest Group, Inc. vested, on a monthly pro-rated basis, the option to purchase up to an aggregate of 400,000 shares of Class B common stock, fully paid for and nonassessable with voting rights as outlined under the Articles of Incorporation. At January 31, 2000, 166,667 options are currently exercisable. If the Company undertakes the filing of a registration statement with the Securities and Exchange Commission, pursuant to either the Securities Act of 1933 or the Exchange Act of 1934, or both, any shares then owned by CyberQuest Group, Inc. shall be granted "piggy back" registration rights which will provide that said shares may be registered with all other shares of the Company. Any expenses incurred in connection with the registration of the Company's shares shall be the obligation of the Company.

        The Company has also incurred expenses for promotional and marketing services from CyberQuest, Inc. At January 31, 2000, these costs approximated $54,000.

        The company issued promissory notes to a major shareholder totaling $105,000. These are at 10% annual interest payable in 30 days from the date of issue.

        The Company has become party to a stock repurchase and exchange agreement between CyberQuest Group, Inc. (a related party) and CyberQuest Group, Inc. shareholders. The details of this transaction are as follows:

        CyberQuest Group, Inc. will offer its shareholders the option to exchange three shares of either Class A preferred, Class A common or Class B common stock of CyberQuest, Inc. owned by a shareholder for one share of Class B common stock of Web Partners, Inc. As of January 31, 2000, CyberQuest Group, Inc. has options totaling 166,667 shares in Web Partners, Inc. stock. To accomplish the transaction, CyberQuest Group, Inc. will exercise these options. The options currently available will be sufficient to conclude the share portion of the transaction.

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 1999 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 6 - INCOME TAXES
         ------------

        At January 31, 2000, the Company has an operating loss carry forward for tax purposes of approximately $1,265,454. While the Company has not filed a tax return, these losses will be available to offset income in future years. In addition, the Company has elected to defer and amortize in future periods certain computer software development, patent and loan costs amounting to approximately $299,871 at January 31, 2000. The Company has fully reserved the tax benefit of the operating loss carry forward because the likelihood of realization of the benefit cannot be established.

        The Internal Revenue Code contains provisions which may limit the loss carry forwards available if significant changes in stockholder ownership of the Company occur.

NOTE 7 - STOCK PLANS
         -----------

        The Company has entered into stock option agreements with its Chief Financial Officer, certain key professionals, and employees. The following table summarizes the Company's outstanding stock options and the options currently exercisable at January 31, 2000:

                                                TOTAL        OPTIONS
                                             OUTSTANDING    CURRENTLY
                                               OPTIONS     EXERCISABLE
                                             ------------  ------------
            Balance October 25, 1999            847,200       205,235
            Grants - Class B Common Stock        93,765       314,902
            Options exercised                   (51,328)      (51,328)
                                                -------       -------
            Balance January 31, 2000            889,637       468,809
                                                =======       =======

        The option price for Class B common stock is $.01 per share. No market value has been established and there are no assurances that a market will be established.

NOTE 8 - GOING CONCERN
         -------------

        The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional debt financing and equity capital. While pursuing additional debt and equity funding, the Company must continue to operate on limited cash flows generated internally. The Company has experienced a net loss from continuing operations for the period ended January 31, 2000 of $614,242.

        The Company will have to minimize its requirements for working capital by continuing its cost reduction efforts. Working capital limitations continue to effect day-to-day operations, thus contributing to continued operating losses. The continued support and forbearance of its lenders will be required.

                               WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
                   FROM OCTOBER 26, 2000 TO JANUARY 31, 2000
                                  (UNAUDITED)

NOTE 8 -  GOING CONCERN - CONTINUED
          -------------------------

        Management believes operations will improve significantly in mid 2000 as revenues from services rendered will be applicable upon completion of its primary research and development of its existing service.


NOTE 10 -  SUBSEQUENT EVENTS
           -----------------

        The Company has entered into negotiations with a non-operational, publicly trading entity for the purpose of a reverse merger that will allow the Web Partners, Inc. stock to sell shares in the public market.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES
         -----------------------------------------------

     The Company
     -----------

     Web Partners, Inc. (the "Company") is a development stage company formed in the State of Florida on September 11, 1998. This entity remained dormant until August, 1999. Consequently, reported amounts also represent cumulative reporting since inception. The Company is engaged in research and development of new web based technologies. The Company is in the process of filing for United States patent protection for a family of technologies which allow the rapid development of online, thirty second commercial spot advertisements, providing online advertisers with the first reliable audience delivery verification system. The Company's business is predominately based in the United States.

     The Company is in the development stage and its efforts through October 25, 1999 have been principally devoted to organizational activities, research and development of its technologies and raising capital. Management anticipates incurring substantial additional losses as it pursues its research and development efforts.

     The Company shares facilities and certain other resources with Cyberquest Group, Inc. Certain of CyberQuest Group, Inc.'s officers serve as officers of the Company and the Company obtains management and administrative support from CyberQuest Group, Inc.'s staff.

     The Company has raised capital through the form of a subscription agreement. However, as of the balance sheet date, the stock associated with the signed subscription agreements has yet to be issued. The Company expects that the proceeds from this and any additional capital campaigns will enable it to fund its operations at least through the year 2000.

     Use of Estimates
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Despite management's best effort to establish good faith estimates, actual results may differ from these estimates.

     Advertising Costs
     -----------------

     The Company charges advertising costs to expense when the advertising takes place. Advertising expenses approximated $155,000 for the period ended October 25, 1999.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
--------------------------------------------------------------------

     Depreciation and Amortization
     -----------------------------

     Depreciation is computed using the straight-line method over an estimated useful life of three years for computer equipment and computer software, and five years for office equipment.

     Amortization is computed using the straight-line method over the estimated useful lives of the assets, not to exceed 5 years.

     Capitalized Software
     --------------------

     The Company capitalized costs of materials and consultants, incurred in developing internal-use computer software once technological feasibility is attained. Technological feasibility is attained when software products reach Beta release. Costs incurred prior to the establishment of technological feasibility are charged to product development expense.

     The establishment of technological feasibility and the ongoing assessment of recoverability of capitalized software development costs require considerable judgment by management with respect to certain external factors, including, but not limited to, anticipated future revenues, estimated economic life and changes in software and hardware technologies.

     Upon the general release of the software product to customers, capitalization ceases and such costs are amortized (using the straight-line method) on a product by product basis over the estimated life which is generally three years.

     All research and development expenditures are charged to research and development expense in the period incurred.

     Capitalized software costs and accumulated amortization as of October 25, 1999 and related software amortization expense (included in cost of license fees) for the period then ended was as follows:

                                                           1999
                                                         -------
          Capitalized software:
            Purchased from third parties                 $36,788
          Accumulated amortization                        (2,772)
                                                         -------
                                                         $34,016
                                                         =======
          Amortization expense                           $ 2,772
                                                         =======

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     Intangible Assets

     The Company, in an agreement dated July 27, 1999, received the right to use certain proprietary technology(s) systems methodologies and/or combination of elements which may be deemed patentable ("Patent Rights") for a period of one year. These patent rights were exchanged for common stock totaling $10,000 (see Note 3). The capitalized patent rights and accumulated amortization at October 25, 1999 and related amortization expense for the period then ended was as follows:

                                                                     1999
                                                                   -------
          Patent Rights:
            From exchange agreement                                $10,000
            Patent expenses                                          7,894
                                                                   -------
                                                                    17,894
          Accumulated amortization                                   3,957
                                                                   -------
                                                                    13,937
          Amortization expense                                     $ 3,957
                                                                   =======

     Revenue Recognition
     -------------------

     The Company will contract with customers for providing online, thirty second commercial spot advertisements. Revenues are generally recognized when a fixed period license agreement has been signed, the software product has been developed, there are no uncertainties surrounding product acceptance, the fees are fixed and determinable, and collection is considered probable. For customer license agreements, which meet these recognition criteria, the portion of the fees related to software licenses will generally be recognized in the current period, while the portion of the fees related to services is recognized as the services are performed. However, for the period ending October 25, 1999, the Company had not entered into any contracts for the sale or use of its products.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTANT POLICIES - CONTINUED

     Per Share Data
     --------------

     In February 1997, the Financial Accounting Standards Board issued Statement No. 128, "Earnings Per Share ("SFAS 128"), requiring public companies to exclude the dilutive effect of stock options in calculating basic earnings per share. Basic income per share as required under SFAS 128 is computed using the weighted average number of common shares outstanding during the period. Diluted income per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period. Common equivalent shares consist of the shares issuable upon the exercise of stock options (using the treasury stock method). The following table sets forth the computation of basic and dilutive income per share for the period ended October 25:

                                                                   1999
                                                                ---------
          Numerator:
            Net Loss                                            $(651,212)
          Denominator:
            Denominator for basic income per share -
               weighted average shares                            498,630
            Stock options                                          21,630
            Convertible debt                                          -0-
                                                                ---------
            Denominator for diluted income per share -
               adjusted weighted average shares and assumed
               exercises                                          519,831
          Basic loss per share                                  $   (1.31)
                                                                =========

          Diluted loss per share                                $   (1.25)
                                                                =========

     Newly Effective Accounting Standards
     ------------------------------------

     Statement of Positions ("SOP") 97-2, "Software Revenue Recognition", SOP 98-4. "Deferral of the Effective Date of a Provision of SOP 97-2, Software Revenue Recognition" and SOP 98-9, "Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions", were issued in October 1997, March 1998, and December 1998, respectively and address software revenue recognition matters primarily from a conceptual level and do not include specific implementation guidance.

     These standards supersede SOP 91-1 and, in part, are effective for transactions entered into for fiscal years beginning after December 15, 1997. Based on its reading and interpretation of SOPs 97-2 and 98-4, the Company believes it is currently in compliance with the standards. Complying with SOP 98-9 or additional detailed implementation guidance, once issued, could lead to unanticipated changes in the Company's current revenue accounting practices, and such changes could adversely impact the Company's ability to recognize revenue consistent with its current practice.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                  (AUDITED)

--------------------------------------------------------------------------------

NOTE 1 - THE COMPANY AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
         -----------------------------------------------------------

     Newly Effective Accounting Standards - Continued
     ------------------------------------------------

     Although this new standard is not effective until the year 2000, the Company, in accordance with its practice of complying with new revenue recognition standards as soon as issued, may choose to adopt the standard in 1999, requiring either changes in revenue recognition practices or changes in the Company's sales and contracting practices in order to comply. Web Partners, Inc. has not fully assessed its ability to comply with SOP 98-9 using current contracting and business practices. However, Web Partners, Inc. believes that SOP 98-9 will not significantly effect its reporting of revenues.

     Risks and Concentrations
     ------------------------

     Financial instruments which potentially subject the Company to concentrations of credit risk are cash and cash equivalents. As of the balance sheet date of October 25, 1999, the cash balances were in excess of insured amounts by $76,645. These financial institutions have a strong credit rating and management believes that credit risk related to these deposits is minimal. During the year, the Company has monies held in various bank accounts at two institutions. Funds in these accounts could further exceed insurable limits during the course of the year.

     On October 25, 1999, the Company has incurred the majority of its research and development, marketing and promotional activities from CyberQuest Group, Inc., a related party (NOTE 6). The Company's concentration for such services have been critical to the operations of Web Partners, Inc. to date.

NOTE 2 - COMMITMENTS AND CONTINGENCIES
         -----------------------------

     The Company is not aware of any legal disputes and proceedings arising from the ordinary course of general business activities. However, depending on the amount and the timing, an unfavorable resolution of some unreported matters could materially affect the Company's future results of operations or cash flows in a particular period.

     Acquisitions
     ------------

     In an agreement dated August 9, 1999, the Company has entered into an acquisition agreement with 547341 BC Ltd. (Newco.). Newco will acquire 30% of the issued and outstanding Class B common stock of the Company in exchange for $3,000,000 or a pro-rata amount not to exceed 30%. In circumstances where Newco acquires less than all of the issued and outstanding shares of the Company, the number of

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 2 - COMMITMENTS AND CONTINGENCIES - CONTINUED
         -----------------------------------------

     Acquisitions - Continued
     ------------------------

     acquisition shares shall be adjusted accordingly, provided that in any event Newco will not complete the acquisition of the Company unless persons holding at least 90% of the shares of the Company shall have entered into the Share Exchange Agreement or otherwise consented to the proposed reorganization of the Company.

     Pursuant to the August 9, 1999 agreement, and management representations, it is acknowledge and agreed that it is a condition precedent to the completion of the Share Exchange Agreement that Newco shall have forwarded as either a loan or in the form of securing equity investors, or both, to the Company certain monies. Such monies, if advanced as a loan are to be considered an interest free loan secured by a first charge over the assets of the Company. Should the Share Exchange Agreement terminate, these monies are due within two years of termination. Newco retains the right to convert any outstanding loans for the pro-rata earned equity of the Company. At October 25, 1999, Newco has advanced as a loan $100,000 to the Company. Newco has also secured and advanced equity investors funds of $643,750 in compliance with this agreement.

     This Agreement shall terminate and be of no further force and effect in circumstances where the Closing has not taken place as of February 15, 2000 or if Newco has failed to meet the funding obligations as outlined above. Said Closing deadline may be extended by mutual agreement for additional periods. The exception that the obligation of the Company to repay any monies advanced to it will remain in effect.

NOTE 3 - CAPITALIZATION
         --------------

     The Company has been initially capitalized from the exchange of certain proprietary technology(s), systems, methodologies and/or combination of elements which may be deemed patentable (Patent Rights) from Mark Gray and Wyle Wade in an agreement dated July 27, 1999. Mark Gray was issued 1,000,000 shares Class A common stock with a par value of $5,000 and Wyle Wade was issued 1,000, shares Class B common stock, par value $5,000. The purchase price was determined without independent appraisal.

     The Company has also been capitalized from funding raised through the subscription of the Company's Class B Common Stock totaling $643,750. Costs of the subscription approximated $31,900 and are treated as a reduction of additional paid-in capital. As of October 25, 1999, the Company has not formally issued any Class B Stock certificates. Further, of the $643,750 raised, $478,750 was received from investors who have signed stock subscription agreements and is recorded in additional paid in capital. The remaining $165,000 was received from investors who have not signed stock subscription agreements and is therefore reported in current liabilities.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 3 - CAPITALIZATION - CONTINUED
         --------------------------

     Notes Payable - Continued
     -------------------------

     Preferred Stock
     ---------------

     The Company has authorized the issuance of 3,000,000 shares of Preferred Stock, par value $0.005 per share. The Board of Directors of the Company has broad discretion to create one or more series of preferred stock and to determine the rights, preferences and privileges of any such series. This stock has a preference in involuntary liquidation compared to all other classes of common stock. At October 25, 1999, no preferred stock had been issued.

     Note Payable
     ------------

     Notes payable at October 25, 1999 consisted of the following:

     The Company issued three notes payable of $25,000 each dated August 4, 1999 with an annual interest rate of 10% payable 120 days after receipt of funds. In addition, at maturity the holder shall receive one third of one percent (.033%) of Preferred Stock issued and outstanding at that time as a loan origination fee. These notes, at any time prior to maturity, are convertible by the holder to one percent (1%) of the issued and outstanding shares of Preferred Stock. An additional option exists for the Company to convert the principle sum to one and two thirds percent (1.66%) of the issued and outstanding shares of Preferred Stock. At October 25, 1999, no Preferred stock has been issued.

     The Company has issued $100,000 of notes payable dated October 21, 1999 which carry no interest, payable 180 days after receipt of funds. These notes are convertible by the holder to the following:

     1. At any time prior to maturity, the holder can convert to shares of preferred stock at $1.50 per share and common stock warrants exercisable twelve months after maturity of the debt at a price of $1.50 per warrant; or

     2. At maturity, the holder can convert to principal in cash plus common stock warrants, exercisable twelve months after the debt matures, at a price of $1.50 per warrant.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 3 - CAPITALIZATION - CONTINUED

     Notes Payable - Continued

     The table below summarizes the Company's outstanding preferred stock options and common stock warrants, and the options and warrants currently exercisable at October 25, 1999. This presentation represents the more dilutive of the two options available to the holders.

                                                        TOTAL          OPTIONS
                                                     OUTSTANDING      CURRENTLY
          PREFERRED STOCK OPTIONS                      OPTIONS       EXERCISABLE
          -----------------------                    -----------     -----------
          Balance September 11, 1998                       -0-            -0-
          1999 Grants - Preferred Stock                 66,665         66,665
                                                        ------         ------
          Balance October 25, 1999                      66,665         66,665

     The option price for preferred stock is $1.50 per share. No market value has been established and there are no assurances that a market will be established. At October 25, 1999, no options were forfeited or exercised.

                                                        TOTAL          WARRANTS
                                                     OUTSTANDING      CURRENTLY
          COMMON STOCK OPTIONS                         OPTIONS       EXERCISABLE
          --------------------                       -----------     -----------
          Balance September 11, 1998                       -0-            -0-
          1999 Grants - Common Stock                    66,665            -0-
                                                        ------         ------
          Balance October 25, 1999                      66,665            -0-

     These warrants are exercisable twelve months after maturity of the debt at a price of $1.50 per warrant. At october 25, 1999, no options were forfeited or exercised.

NOTE 4 - LONG-TERM DEBT
         --------------

     Long-term debt at October 25, 1999 consisted of the following:

          Note payable to 547341 BC Ltd. (Newco)
             due October 25, 2001. This note bears no
             interest and is not collateralized.              $100,000
                                                              ========

NOTE 5 - RESEARCH AND DEVELOPMENT ACTIVITIES
         -----------------------------------

     The Company has incurred research and development costs through October 25, 1999 totaling $419,542. These charges represent costs associated with the ongoing development of its E-Commerce applications

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 6 - RELATED PARTY TRANSACTIONS
         --------------------------

     The Company has loaned two shareholders two note agreements for $5,000 each, for a total of $10,000 per shareholder. The first set of notes are dated August 5, 1999 and the second set are dated August 27, 1999. All four notes bear annual interest at 9% per year and each note is due 12 months from the note agreement dates. At October 25, 1999, interest income and interest receivable was $345. The notes carry a provision that upon the performance of certain agreed upon accomplishments, the notes become earned income to the individual. As of the date of this audit report, the specific accomplishments have not been identified for purpose of the agreements.

     The Company has entered into an agreement with CyberQuest Group, Inc., a related party, for certain professional services related to the development of the Company's technologies. The companies are related through common ownership and control. Costs incurred under this agreement at October 25, 1999 approximated $404,829, and at the balance sheet date, the Company has outstanding accounts payable to CyberQuest Group, Inc. of $115,319. In addition to development costs, the Company has paid $54,000 in prepaid services to CyberQuest Group, Inc. which represents a prepayment for future services to be rendered by CyberQuest Group, Inc. Further, pursuant to the agreement, CyberQuest Group, Inc. shall vest, on a monthly pro-rated basis, the option to purchase up to an aggregate of 400,000 shares of Class B common stock, fully paid for and nonassessable with voting rights as outlined under the Articles of Incorporation. At October 25, 1999, 94,444 options are currently exercisable. If the Company undertakes the filing of a registration statement with the Securities and Exchange Commission, pursuant to either the Securities Act of 1993 or the Exchange Act of 1934, or both, any expenses incurred in connection with the registration of the Company's shares shall be the obligation of the Company.

     The Company has also incurred expenses for promotional and marketing services from CyberQuest, Inc. At October 25, 1999, these costs approximated $56,000.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 7 - INCOME TAXES
         ------------

     At October 25, 1999, the Company has an operating loss carry forward for tax purposes of approximately $655,583. While the Company has not filed a tax return, these losses will be available to offset income in future years. In addition, the Company has elected to defer and amortize in future periods certain computer software development, patent and loan costs amounting to approximately $55,186 at October 25, 1999. The Company has fully reserved the tax benefit of the operating loss carry forward because the likelihood of realization of the benefit cannot be established.

     The Internal Revenue Code contains provisions which may limit the loss carry forwards available if significant changes in stockholders ownership of the Company occur.

NOTE 8 - STOCK PLANS
         -----------

     The Company has entered into stock option agreements with its Chief financial Officer and certain key professionals. The following table summarizes the Company's outstanding stock options and the options currently exercisable at October 25, 1999:

                                                        TOTAL          OPTIONS
                                                     OUTSTANDING      CURRENTLY
                                                       OPTIONS       EXERCISABLE
                                                     -----------     -----------
          Balance September 11, 1998                       -0-            -0-
          1999 Grants - Class B Common Stock           847,200        205,235
                                                       -------        -------
          Balance October 25, 1999                     847,200        205,235
                                                       =======        =======

     The option price for Class B common stock is $.01 per share. No market value has been established and there are no assurances that a market will be established. At October 25, 1999, no options were forfeited or exercised.

NOTE 9 - GOING CONCERN
         -------------

     The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional debt financing and equity capital. While pursuing additional debt and equity funding, the Company must continue to operate on limited cash flows generated internally. The Company has experienced a net loss from continuing operations for the year ended October 25, 1999 of $651,212.

     The Company will have to minimize its requirements for working capital by continuing its cost reduction efforts. Working capital limitations continue to effect day-to-day operations, thus contributing to continued operating losses. The continued support and forbearance of its lenders will be required.

--------------------------------------------------------------------------------

                              WEB PARTNERS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS
            FROM SEPTEMBER 11, 1998 (INCEPTION) TO OCTOBER 25, 1999
                                   (AUDITED)

--------------------------------------------------------------------------------

NOTE 9 - GOING CONCERN - CONTINUED
         -------------------------

     Management believes operations will improve significantly in mid 2000 as revenues from services rendered will be applicable upon completion of its primary research and development of its existing service.

NOTE 10 - SUBSEQUENT EVENTS
          -----------------

     Subsequent to the financial statement date, the Company has become party to a stock repurchase and exchange agreement between CyberQuest Group, Inc. (a related party) and CyberQuest Group, Inc. shareholders. The details of this transaction are as follows:

     CyberQuest Group, Inc. will offer its shareholders the option to exchange three shares of either Class A preferred, Class A common or Class B common stock of CyberQuest, Inc. owned by a shareholder for one share of Class B common stock of Web Partners, Inc.

     As of October 25, 1999, CyberQuest Group, Inc. has options totaling 94,444 shares in Web Partners, Inc. stock. To accomplish the transaction, CyberQuest Group, Inc. will exercise these options and purchase the remaining necessary shares from Web Partners, Inc. Management of CyberQuest Group, Inc. has represented that a straw poll of the CyberQuest Group, Inc. shareholders taken in October 1999 indicates that the options currently available of 94,444 shares will be sufficient to conclude the share portion of the transaction.

                         UNAUDITED COMBINED CONDENSED
                            PRO FORMA BALANCE SHEET
                 FOREFRONT INC (FORMERLY ANYOX RESOURCES, INC)
        AND FOREFRONT TECHNOLOGIES, INC. (FORMERLY WEB PARTNERS, INC.)
                                MARCH 31, 2000

                                        (Unaudited)
                                       March 31, 2000
                                       ---------------

              ASSETS
              ------

CASH                                       $1,221,901

NOTES RECEIVABLE                            3,187,575

OTHER CURRENT ASSETS                          172,490

FIXED ASSETS, NET                             249,645

GOODWILL AND OTHER INTANGIBLES, NET         5,059,942

OTHER ASSETS                                   12,715
                                           ----------

     TOTAL                                 $9,904,268
                                           ==========


      LIABILITIES AND EQUITY
      ----------------------

CURRENT LIABILITIES                       $   680,236

NOTES PAYABLE TO SHAREHOLDERS                 500,000

LONG TERM DEBT                                 17,965

EQUITY:

CAPITAL STOCK                                  23,500

PAID IN CAPITAL                            11,423,285

RETAINED EARNINGS                          (2,736,718)

TREASURY STOCK                                 (4,000)
                                          -----------

     TOTAL EQUITY                           8,706,067
                                          -----------

     TOTAL LIABILITIES AND EQUITY         $ 9,904,268
                                          ===========

                         UNAUDITED COMBINED CONDENSED
                       PRO FORMA STATEMENT OF OPERATIONS
                 FOREFRONT INC (FORMERLY ANYOX RESOURCES, INC)
        AND FOREFRONT TECHNOLOGIES, INC. (FORMERLY WEB PARTNERS, INC.)
                     TWELVE MONTHS ENDED JUNE 30, 1999 AND
                       NINE MONTHS ENDED MARCH 31, 2000




                       (Unaudited)     (Unaudited)
                       12 Months       9 Months
                       Ending          Ending
                       June 30, 1999   March 31, 2000
                       -------------   --------------

REVENUES              $     - 0 -      $      - 0 -

EXPENSES                  355,361         2,388,023
                      -----------      ------------

NET LOSS              $  (355,361)     $ (2,388,023)
                      ===========      ============
NET LOSS PER SHARE    $     (0.03)     $      (0.12)
                      ===========      ============
SHARES OUTSTANDING     13,500,000        19,500,000
                      ===========      ============

Pro forma adjustments for the 12 Months Ending June 30, 1999 and the Balance Sheet at March 31, 2000, represent the acquisition of Web Partners by Forefront and the resultant goodwill being amortized over 15 years.

Pro forma adjustments for the 9 Months Ending March 31, 2000 represent the acquisition of Web Partners by Forefront, the resultant goodwill being amortized over 15 years and the private placement executed during the quarter ending March 31, 2000 for 6,000,000 common shares for a total of $5,100,000. As of March 31, 2000 this private placement was 100% subscribed and 38% funded, the balance of $3,187,500 recorded as notes receivable and, at that time, the balance of the funding expected to be completed during the quarter ending June 30, 2000. At the date of this report, the underlying promissory notes are in default and Forefront has sent notice of defaults to the 4 shareholders involved.

Web Partners most recently raised $500,000 in the form of bridge financing from a Web Partners shareholder group. Since March 31, 2000 the notes have become due and management is discussing the repayment of these notes with the shareholder group. Management expects repayment to take place as the funds are received from the proceeds of the promissory notes discussed above.